EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Alfacell Corporation (the "Company") on Form 10-Q for the quarter ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kuslima Shogen, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 15, 2003


                                         /s/ Kuslima Shogen
                                         --------------------------------------
                                         Name: Kuslima Shogen
                                         Title: Chief Executive Officer
                                                Acting Chief Financial Officer
                                                (Principal Executive Officer,
                                                Principal Financial Officer
                                                and Chief Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Alfacell Corporation and will be retained by Alfacell Corporation and furnished to the Securities and Exchange Commission or its staff upon request.